UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2026

QUINCE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38890	90-1024039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 273 South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (415)
910-5717
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	QNCX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 2 on Form
8-K/A
(this “Amendment No. 2”) amends the Current Report on Form
8-K
filed by Quince Therapeutics, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on May 18, 2026 (the “Original Filing”), as amended by Amendment No. 1 to the Original Filing, filed by the Company with the SEC on May 18, 2026, in which the Company reported, among other events, the completion of the acquisition of Orphai Therapeutics, LLC, a Delaware limited liability company (formerly Orphai Therapeutics, Inc., a Dela ware c
orporation) (“Orphai Subsidiary”) and Orphai Holdings Therapeutics, Inc. (“HoldCo”). This Amendment No. 2 is filed to (i) update the information in Item 9.01(a) of the Original Report to include the audited financial statements of Orphai as of and for the years ended December 31, 2025 and 2024 and the unaudited interim condensed consolidated financial statements of Orphai as of and for the three months ended March 31, 2026 and 2025; and (ii) update the information in Item 9.01(b) of the Original Report to include the unaudited pro forma condensed consolidated financial information of the Company as of and for the three months ended March 31, 2026 and the year ended December 31, 2025. The financial statements have been presented for Orphai, which was the entity that held all of the assets acquired. None of the assets acquired were attributable to HoldCo. Additionally, this Amendment No. 2 is filed to incorporate by reference business and risk factor information of Orphai. This Amendment No. 2 does not amend any other item of the Original Report.
Capitalized terms used but not defined herein have the meanings given to them in the Original Report.
In accordance with Rule
12b-15
of the Securities Exchange Act of 1934, as amended, the complete text of Item 9.01 (as amended) is included herein.

Item 8.01.	Other Events
The information set forth in the “Business Section of the Company” reflecting the business of the Company following the acquisition of Orphai is attached hereto as Exhibit 99.4 and incorporated herein by reference.
The information regarding the risks associated with the business and operations of the Company following the acquisition of Orphai set forth in the “Risk Factors of the Company” is attached hereto as Exhibit 99.5 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of business acquired
The audited financial statements of Orphai as of and for the years ended December 31, 2025 and 2024 and the related notes thereto are attached hereto as Exhibit 99.6 and incorporated herein by reference.
The unaudited interim condensed consolidated financial statements of Orphai as of and for the three months end ed Ma
rch 31, 2026 and 2025 and the related notes thereto are attached hereto as Exhibit 99.7 and incorporated herein by reference.

(b)	Pro forma financial information
The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2026 and the year ended December 31, 2025 is attached hereto as Exhibit 99.8 and incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated May 17, 2026, by and among Quince Therapeutics, Inc., Phoenix Merger Sub I, Inc., Phoenix Merger Sub II, LLC, Orphai Therapeutics, LLC, and Orphai Holdings Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-38890), filed with the SEC on May 18, 2026).

3.1	Certificate of Designation of Series C Non-Voting Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K (File No. 001-38890), filed with the SEC on May 18, 2026).

4.1	Form of Warrant to Purchase Series C Non-Voting Convertible Preferred Stock or Common Stock (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 001-38890), filed with the SEC on May 18, 2026).

10.1*	Form of Securities Purchase Agreement, dated as of May 18, 2026, by and among Quince Therapeutics, Inc. and each investor listed on Exhibit A thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-38890), filed with the SEC on May 18, 2026).

10.2*	Form of Registration Rights Agreement, by and among Quince Therapeutics, Inc. and certain investors signatory thereto (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-38890), filed with the SEC on May 18, 2026).

10.3	Employment Letter between the Company and Brigette Roberts, effective May 18, 2026 (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 001-38890), filed with the SEC on May 18, 2026).

10.4	Employment Letter between Orphai Therapeutics Inc. and Brigette Roberts, effective May 12, 2026 (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K (File No. 001-38890), filed with the Securities and Exchange Commission on May 18, 2026).

10.5	Retention Bonus Agreement dated May 17, 2026 between the Company and Dirk Thye (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K (File No. 001-38890), filed with the SEC on May 18, 2026).

10.6	Retention Bonus Agreement dated May 17, 2026 between the Company and Brendan Hannah (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K (File No. 001-38890), filed with the SEC on May 18, 2026).

23.1	Consent of Deloitte & Touche, LLP, Independent Registered Public Accounting Firm.

99.1	Press Release issued on May 18, 2026 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 001-38890), filed with the SEC on May 18, 2026).

99.2	Press Release issued on May 18, 2026 (incorporated by reference to Exhibit 99.2 to the Company’s Amendment No. 1 to Current Report on Form 8-K (File No. 001-38890), filed with the SEC on May 18, 2026).

99.3	Investor Presentation, dated May 18, 2026 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K (File No. 001-38890), filed with the SEC on May 18, 2026).

99.4	Business Section of the Company

99.5	Risk Factors of the Company

99.6	Audited Financial Statements of Orphai Therapeutics, Inc. as of and for the year ended December 31, 2025 and 2024 and the related notes thereto.

99.7	Unaudited Interim Condensed Consolidated Financial Statements of Orphai Therapeutics, Inc. as of and for the three months ended March 31, 2026 and 2025 and the related notes

99.8	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of and for the three months ended March 31, 2026 and the year ended December 31, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document )

*
Certain schedules, annexes, and attachments have been omitted pursuant to Item 601(a)(5) of Regulation
S-K.
The Company agrees to provide, on a supplemental basis, a copy of any omitted schedules and attachments to the Securities and Exchange Commission or its staff upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quince Therapeutics, Inc.

	By:	/s/ Dirk Thye
Date: July 29, 2026	Name:	Dirk Thye
	Title:	Chief Executive Officer